EXHIBIT 10.15e

SILICON VALLEY BANK


                         AMENDMENT TO LOAN AND SECURITY
                                    AGREEMENT

BORROWER:         SYNC RESEARCH, INC.
ADDRESS:          40 PARKER
                  IRVINE, CALIFORNIA  92618

DATED:            OCTOBER 31, 1999

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them, dated September 18, 1991, as amended by that Extension Agreement dated August 3, 1992, by that Amendment to Loan Agreement dated October 20, 1992, by that Amendment to Loan Agreement dated August 23, 1993, by that Amendment to Loan Agreement dated February 10, 1994, by that Amendment to Loan Agreement dated July 18, 1994, by that Amendment to Loan Agreement dated September 20, 1994, by that Amendment to Loan and Security Agreement dated August 31, 1995, by that Amendment to Loan and Security Agreement (the "October 1995 Amendment") dated October 5, 1995, by that Amendment to Loan Agreement dated July 3, 1996, by that Amendment to Loan and Security Agreement dated October 6, 1996, by that Amendment to Loan and Security Agreement dated June 10, 1997, by that Amendment to Loan and Security Agreement dated as of December 3, 1997, and by that Amendment to Loan and Security Agreement dated April 14, 1999 (as so amended and as otherwise amended from time to time being referred to herein as the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

         1. REVISED CREDIT LIMIT. That section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby amended in its entirety to read as follows:

     "CREDIT LIMIT
     (Section 1.1):                     An amount not to exceed (i) $2,000,000
                                        at any one time outstanding or (ii) 80%
                                        of the Net Amount of Borrower's
                                        accounts, which Silicon in its
                                        discretion deems eligible for borrowing.

                                        "Net Amount" of an account means the
                                        gross amount of the account, minus all
                                        applicable sales, use, excise and other
                                        similar taxes and minus all discounts,
                                        credits and allowances of any nature
                                        granted or claimed.

                                        Without limiting the fact that the
                                        determination of which accounts are
                                        eligible for borrowing is a matter of
                                        Silicon's discretion, the following will not be deemed eligible for


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SILICON VALLEY BANK                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
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                                        borrowing: accounts outstanding for
                                        more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from any government agency (unless Borrower completes such assignment of claims documentation and other documentation that Silicon determines is necessary or desirable to perfect and protect the interest of Silicon therein), accounts owing from an account debtor outside the United States
                                        (unless pre-approved by Silicon in its
                                        discretion, or backed by a letter of
                                        credit satisfactory to Silicon, or FCIA
                                        insured satisfactory to Silicon),
                                        accounts owing from one account debtor
                                        to the extent they exceed 25% of the
                                        total eligible accounts outstanding,
                                        accounts owing from an affiliate of
                                        Borrower, and accounts owing from an
                                        account debtor to whom Borrower is or
                                        may be liable for goods purchased from
                                        such account debtor or otherwise. In
                                        addition, if more than 50% of the
                                        accounts owing from an account debtor
                                        are outstanding more than 90 days from
                                        the invoice date or are otherwise not
                                        eligible accounts, then all accounts
                                        owing from that account debtor will be
                                        deemed ineligible for borrowing.

     STANDBY LETTER OF CREDIT           In addition to the Loans available to
                                        the Borrower as set forth above, Silicon has issued a standby letter of credit in the amount of $300,000 that is cash collateralized on a separate basis pursuant to standard Silicon documentation and such standby letter of credit obligations are not considered a sublimit of the Credit Limit set forth above."

         2. REVISED FINANCIAL COVENANTS. That section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby amended in its entirety to read as follows:

     "FINANCIAL COVENANTS
       (Section 4.1):                   Borrower shall comply with all of the
                                        following covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

     LIQUIDITY COVENANT                 Borrower shall maintain cash on hand,
                                        cash equivalents and marketable
                                        securities in an amount not less than
                                        $6,000,000, with the understanding that
                                        at least $2,000,000 thereof shall be on
                                        deposit with Silicon at all times.

     DEBT TO NET WORTH RATIO:           Borrower shall maintain a ratio of total
                                        liabilities to tangible net worth of not more than 1.00 to 1.

     PROFITABILITY:                     Borrower shall not incur a loss (after
                                        taxes) for the fiscal quarter ending
                                        December 31, 1999 in excess of
                                        $1,000,000; and Borrower shall not incur a loss (after taxes) for the fiscal quarter ending March 31, 2000 in excess of $1,000,000. Alternatively, Borrower shall also be deemed to comply with this covenant if Borrower does not incur a loss (after taxes) in excess of $2,000,000 for the two quarter cumulative period ending March 31, 2000.


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SILICON VALLEY BANK                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
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     DEFINITIONS:                       "Current assets," and "current
                                        liabilities" shall have the meanings
                                        ascribed to them in accordance with
                                        generally accepted accounting
                                        principles.

                                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                                        "Quick Assets" means cash on hand or on
                                        deposit in banks, readily marketable
                                        securities issued by the United States,
                                        readily marketable commercial paper
                                        rated "A-1" by Standard & Poor's
                                        Corporation (or a similar rating by a
                                        similar rating organization),
                                        certificates of deposit and banker's
                                        acceptances, and accounts receivable
                                        (net of allowance for doubtful
                                        accounts).

     SUBORDINATED DEBT:                 "Liabilities" for purposes of the
                                        foregoing covenants do not include
                                        indebtedness which is subordinated to
                                        the indebtedness to Silicon under a
                                        subordination agreement in form
                                        specified by Silicon or by language in
                                        the instrument evidencing the
                                        indebtedness which is acceptable to
                                        Silicon."

         3. REPORTING. Paragraph 2 of that section of the Schedule to Loan Agreement entitled "Other Covenants (Section 4.1)" is hereby amended in its entirety to read as follows:

         "2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days of the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable."

         4. FEE. Borrower shall pay to Silicon a facility fee in the amount of $1,000 concurrently, which shall be in addition to all interest and all other amounts payable under the Loan Agreement, and which shall not be refundable.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, as so amended, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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SILICON VALLEY BANK                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
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   SYNC RESEARCH, INC.                               SILICON VALLEY BANK


   By    /s/ William K. Guerry                     By     /s/ Marla Johnson
         PRESIDENT OR VICE PRESIDENT
         ----------------------------                     --------------------
                                                   Title   VICE PRESIDENT
                                                          --------------------


   By    /s/ William K. Guerry
         SECRETARY OR ASS'T SECRETARY
         ----------------------------


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SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:                  SYNC RESEARCH, INC., A CORPORATION
                           ORGANIZED UNDER THE LAWS OF THE
                           STATE OF DELAWARE

ADDRESS:                   12 MORGAN
                           IRVINE, CALIFORNIA  92618

DATE:                      OCTOBER 31, 1999

         I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

   The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:


   NAMES                                    OFFICE(S)                                   ACTUAL SIGNATURES
   -----                                    ---------                                   -----------------
   William K. Guerry                        President & Ceo                             x /s/ William K. Guerry
   ------------------------------           -------------------------------              ---------------------------

   ------------------------------           -------------------------------             x---------------------------

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SILICON VALLEY BANK                                 LOAN AND SECURITY AGREEMENT
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




   ------------------------------           -------------------------------             x---------------------------

   ------------------------------           -------------------------------             x---------------------------


   IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                                /s/ William K. Guerry
                                                --------------------------------
                                                Secretary or Assistant Secretary


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